Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions	Related-Party Transactions
The Plan's Trustee receives fees for benefit payment, trustee, and custodial services. Certain Plan investments, including investments held in the trust, are shares of funds managed by State Street Global Advisors ("SSGA"), an affiliate of the Plan's Trustee. The Plan includes, as an investment option, the Edison International Stock Fund, which primarily invests in the Company's common stock. See Note 2 for a discussion of the amount of the Plan's investment in the Company's common stock. The Company allows for the use of office property and equipment and provides services necessary for the administration of the Plan, such as accounting and legal services at no cost to the Plan. In addition, the Plan issues loans to participants, see Notes Receivable from Participants in Note 1 for more details. These transactions qualify as exempt party-in-interest transactions under ERISA.
SSGA is the investment manager of the Edison International Stock Fund and the Money Market Fund. Fees earned by SSGA in its capacity as the investment manager of the Edison International Stock Fund and Money Market Fund were approximately $63,000 and $182,000, respectively, for 2025. These fees were included in Management fees and shown as a reduction in Interest income, respectively, on the Statement of Changes in Net Assets Available for Plan Benefits.
See Note 10 regarding Edison International Stock Fund dividend payments.